Exhibit 99.1

Joint Filer Information

Name of Joint Filer:	American Securities Partners VI, L.P.

Address of Joint Filer:	c/o American Securities LLC
299 Park Ave, 34th Floor
New York, NY 10171

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	Metaldyne Performance Group Inc. [MPG]

Date of Event Requiring Statement:
(Month/Day/Year):	8/12/2015

Designated Filer:	ASP MD Investco LP

Name of Joint Filer:	American Securities Partners VI(B), L.P.

Address of Joint Filer:	c/o American Securities LLC
299 Park Ave, 34th Floor
New York, NY 10171

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	Metaldyne Performance Group Inc. [MPG]

Date of Event Requiring Statement:
(Month/Day/Year):	8/12/2015

Designated Filer:	ASP MD Investco LP

Name of Joint Filer:	American Securities Partners VI(C), L.P.

Address of Joint Filer:	c/o American Securities LLC
299 Park Ave, 34th Floor
New York, NY 10171

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	Metaldyne Performance Group Inc. [MPG]

Date of Event Requiring Statement:
(Month/Day/Year):	8/12/2015

Designated Filer:	ASP MD Investco LP

Name of Joint Filer:	American Securities Partners VI(D), L.P.

Address of Joint Filer:	c/o American Securities LLC
299 Park Ave, 34th Floor
New York, NY 10171

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	Metaldyne Performance Group Inc. [MPG]

Date of Event Requiring Statement:
(Month/Day/Year):	8/12/2015

Designated Filer:	ASP MD Investco LP

Name of Joint Filer:	American Securities Associates VI, LLC

Address of Joint Filer:	c/o American Securities LLC
299 Park Ave, 34th Floor
New York, NY 10171

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	Metaldyne Performance Group Inc. [MPG]

Date of Event Requiring Statement:
(Month/Day/Year):	8/12/2015

Designated Filer:	ASP MD Investco LP

Name of Joint Filer:	American Securities LLC

Address of Joint Filer:	299 Park Ave, 34th Floor
New York, NY 10171

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	Metaldyne Performance Group Inc. [MPG]

Date of Event Requiring Statement:
(Month/Day/Year):	8/12/2015

Designated Filer:	ASP MD Investco LP